UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 5/1/2026
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Exodus Movement, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Texas		001-42047	81-3548560
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

15418 Weir St. #333
Omaha,	Nebraska		68137
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: 833-992-2566
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.000001 per share	EXOD	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On November 24, 2025, as disclosed in the Form 8-K filed on the same date, Exodus Movement, Inc. (the "Company") entered into a Stock Purchase Agreement (the "2025 Stock Purchase Agreement") with W3C Corp. ("W3C") and Garth Howat ("Howat"), pursuant to which the Company agreed to acquire from Howat all of the issued and outstanding shares of capital stock of W3C. W3C and its subsidiaries include Monavate Holdings Limited, Monavate Ltd, Baanx.com Ltd and Baanx US Corp.

Concurrent with the execution of the 2025 Stock Purchase Agreement, the Company entered into a secured promissory note with Howat in a principal amount of $10 million, and made available to W3C a term loan facility in the principal amount of $60 million and a delayed-draw term loan facility in the principal amount of $10 million (together, the "W3C Loans"). The W3C Loans were secured by, among other things, the outstanding shares of Monavate Holdings Limited and Baanx.com Ltd, and were governed by English law.

On April 13, 2026, the Company filed suit in the Delaware Court of Chancery to compel W3C and Howat to comply with their obligations under the 2025 Stock Purchase Agreement. The Company also declared the W3C Loans to be payable on demand and exercised its rights under the related loan security.

On April 27, 2026, the Company demanded immediate repayment of the W3C Loans. When W3C failed to repay the W3C Loans, the Company exercised its contractual right to appoint Receivers in the United Kingdom to take control of the shares of Monavate Holdings Limited and Baanx.com Ltd.

On May 1, 2026, the Company acquired the outstanding shares of Monavate Holdings Limited and Baanx.com Ltd from the Receivers for a purchase price of $76,273,333.30, which is the exact amount of principal and interest outstanding on the W3C Loans, as of April 30, 2026. The Company discharged this purchase price by netting off and treating as discharged the W3C Loans.

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement.

On May 1, 2026, the Company entered into a Stock and Asset Purchase Agreement (the "Purchase Agreement") with Baanx US Corp. (the "Baanx US"), W3C and Howat, pursuant to which the Company acquired all of the issued and outstanding shares of capital stock of Baanx US and agreed to acquire certain other assets from Howat (the "Transaction").

The aggregate purchase price for the Transaction is $30.0 million, payable in installments over a four-year period: $5.0 million of the purchase price is payable upon the completion of the transfer of specified assets (the “Delivery Date”), with an additional $5.0 million payable on the one-year anniversary of the closing, $10.0 million payable on the three-year anniversary of the closing and $10.0 million payable on the four-year anniversary of the closing. The Company will have the option, with the prior written approval of W3C and Howat, to pay all or any portion of the second and third installment payments in the form of shares of Class A Common Stock of the Company.

The Purchase Agreement contains certain representations and warranties and covenants as specified therein, including such provisions as are customary for a transaction of this nature.

In connection with the Transaction and as set forth in the Purchase Agreement, the parties agreed that effective automatically upon the Delivery Date, (a) the 2025 Stock Purchase Agreement will be terminated, and (b) the Company forgives, cancels and discharges the obligations of Howat under that certain secured, interest-bearing loan in the original principal amount of $10.0 million that was made available by the Company to Howat in connection with the transactions contemplated by the 2025 Stock Purchase Agreement. In connection with the Transaction and as set forth in the Purchase Agreement, the parties also agreed to dismiss with prejudice that certain action filed in the Court of Chancery of the State of Delaware, case captioned, Exodus Movement, Inc. v. Garth Howat and W3C Corp., 2026-0485, and the parties agreed to a mutual and customary release of claims between the parties effective as of the Delivery Date.

The foregoing summary of the Purchase Agreement and the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K. The Purchase Agreement is filed to provide investors with information regarding its terms. The representations, warranties and covenants contained therein were made only for purposes of that agreement and as of specific dates, were made solely for the benefit of the parties thereto, may be subject to qualifications and limitations agreed by the contracting parties, and may be subject to standards of materiality different from those applicable to investors. Accordingly, investors should not rely on those provisions as characterizations of the actual state of facts or condition of the parties.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 1, 2026, the Company acquired the outstanding shares of Monavate Holdings Limited and Baanx.com Ltd from the Receivers for a purchase price of $76,273,333.30, which is the exact amount of principal and interest outstanding on the W3C Loans, as of April 30, 2026. Other than in respect of the transactions described above, there is no material relationship between or among the Company and its executive officers and directors on the one hand, and the Receivers, W3C and Howat on the other.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d)Exhibits

Exhibit numbers	Description
10.1	Stock Purchase Agreement, dated as of May 1, 2026, by and among Exodus Movement, Inc., Baanx US Corp., W3C Corp. and Garth Howat.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXODUS MOVEMENT, INC.

Date:	May 5, 2026	By:	/s/ James Gernetzke
James Gernetzke, Chief Financial Officer